                                                                   EXHIBIT 20.3

                   Partners First Credit Card Master Trust
                                Series 1998-3

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                     15-Mar-02
Current Payment Date                  15-Apr-02
Actual/360 Days                             31                 31                  31                   31
30/360 Days                                 30                 30                  30                   30
Fixed/Floating                           Floating           Floating            Floating             Floating

                                                                          Collateral Invested
                                   Class A                 Class B             Amount                 Class D          Total
Certificate Rate                             2.03000%           2.26000%              2.87500%          0.00000%
Secured Loan Spread Rate
  (Applies to CIA only)                                                               2.62500%
Initial Balance                       528,000,000.00     113,000,000.00         67,000,000.00     42,000,000.00     750,000,000.00
Required Transferor Amount                                                                                           52,500,000.00
Initial Invested Amount +
  Req Transf Amount                                                                                                 802,500,000.00

Beginning Outstanding
  Amount (Distribution                528,000,000.00     113,000,000.00         67,000,000.00     42,000,000.00     750,000,000.00
Ending Outstanding
  Amount (Distribution)               528,000,000.00     113,000,000.00         67,000,000.00     42,000,000.00     750,000,000.00

Beginning Invested
  Amount (Distribution)               528,000,000.00     113,000,000.00         67,000,000.00     42,000,000.00     750,000,000.00
Ending Invested
  Amount (Distribution)               528,000,000.00     113,000,000.00         67,000,000.00     42,000,000.00     750,000,000.00

Beginning Adjusted Invested
  Amount (Distribution)               528,000,000.00     113,000,000.00         67,000,000.00     42,000,000.00     750,000,000.00
Ending Adjusted Invested
  Amount (Distribution)               528,000,000.00     113,000,000.00         67,000,000.00     42,000,000.00     750,000,000.00

Beginning Invested
  Amount (Month)                      528,000,000.00     113,000,000.00         67,000,000.00     42,000,000.00     750,000,000.00
Ending Invested
  Amount (Month)                      528,000,000.00     113,000,000.00         67,000,000.00     42,000,000.00     750,000,000.00

Beginning Adjusted Invested
  Amount (Month)                      528,000,000.00     113,000,000.00         67,000,000.00     42,000,000.00     750,000,000.00
Ending Adjusted Invested
  Amount (Month)                      528,000,000.00     113,000,000.00         67,000,000.00     42,000,000.00     750,000,000.00

Principal Allocation Percentage               70.40%             15.07%                 8.93%             5.60%            100.00%
Floating Allocation Percentage                70.40%             15.07%                 8.93%             5.60%            100.00%
Principal Collections                  48,457,312.75      10,370,599.13          6,148,939.31      3,854,558.97      68,831,410.15
Redirected Finance
  Charge Collections                    8,932,323.07       1,911,652.48          1,133,457.66        710,525.70      12,687,958.91
Reserve Account Draw                            0.00               0.00                                                       0.00
PFA Proceeds (Class A
  Available Funds)                              0.00                                                                          0.00
Redirected Finance Charge plus
  PFA Proceeds                          8,932,323.07       1,911,652.48          1,133,457.66        710,525.70      12,687,958.91
Monthly Interest                          922,973.33         219,910.56            165,871.53              0.00       1,308,755.42
Investor Default Amount (Net)           4,134,926.86         884,937.00            524,697.16        328,914.64       5,873,475.66
Monthly Servicing Fee                     880,000.00         188,333.33            111,666.67         70,000.00       1,250,000.00
Total Due                               5,937,900.19       1,293,180.89            802,235.36        398,914.64       8,432,231.08

Redirected Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                            12,687,958.91
Series Adjusted Portfolio Yield                                                                                             10.90%
Base Rate                                                                                                                    4.03%

                   PARTNERS FIRST CREDIT CARD MASTER TRUST
                                Series 1998-3

Series Parameters
                   Revolving Period (Y/N)                                       Y
                   Accumulation Period (Y/N)                                    N
                   Early Amortization (Y/N)                                     N
                   Controlled Accumulation Period                             12.00
                   FUSA is Servicer                                             Y
                   Paydown Excess CIA (Y/N)                                     Y
                   Paydown Excess Class D (Y/N)                                 Y
                   Controlled Accumulation Amount                              53,416,666.67
                   Controlled Deposit Amount                                   53,416,666.67
                   Ending Controlled Deposit Amount Shortfall                            0.00

Funding Accounts
                   Beginning Principal Funding Account Balance                           0.00
                   Principal Funding Account Deposit                                     0.00
                   Principal Funding Account Withdrawal                                  0.00
                   Ending Principal Funding Account Balance                              0.00
                   Principal Funding Investment Proceeds                                 0.00

                   Yield Supplement Account Beginning Balance                            0.00
                   Yield Supplement Account Release                                      0.00
                   Yield Supplement Account Ending Balance                               0.00

                   Reserve Account Beginning Balance                             3,205,000.00
                   Required Reserve Account Amount                               3,205,000.00
                   Available Reserve Account Amount                              3,205,000.00
                   Interest Retained in Reserve Account                                  0.00
                   Reserve Draw Amount pursuant to Supplement 4.12(c).                   0.00
                   Funds Deposited into Reserve Account (out of Excess Spread)           0.00
                   Ending Reserve Account Balance                                3,205,000.00
                   Covered Amount                                                        0.00

C. Certificate Balances and Distributions

                             Class A           Class B            CIA               Class D            Total
         Beginning Balance    528,000,000.00    113,000,000.00    67,000,000.00    42,000,000.00    750,000,000.00
    Interest Distributions        922,973.33        219,910.56       165,871.53             0.00      1,308,755.42
   Cumulative PFA Deposits              0.00              0.00             0.00             0.00              0.00
   Principal Distributions              0.00              0.00             0.00             0.00              0.00
       Total Distributions        922,973.33        219,910.56       165,871.53             0.00      1,308,755.42
Ending Certificate Balance    528,000,000.00    113,000,000.00    67,000,000.00    42,000,000.00    750,000,000.00

                   PARTNERS FIRST CREDIT CARD MASTER TRUST
                                Series 1998-3

D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:

               1 Total amount of the distribution:                                                        1.7481
               2 Amount of the distribution in respect of Class A Monthly Interest:                       1.7481
               3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:             0.00
               4 Amount of the distribution in respect of Class A Additional Interest:                      0.00
               5 Amount of the distribution in respect of Class A Principal:                                0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

               1 Total amount of Class A Investor Charge-Offs:                                              0.00
               2 Amount of Class A Investor Charge-Offs                                                     0.00
                 per $1,000 original certificate principal amount:
               3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                        0.00
               4 Amount reimbursed in respect of Class A Investor Charge-Offs                               0.00
                 per $1,000 original certificate principal amount:
               5 The amount, if any, by which the outstanding principal                                     0.00
                 balance of the Class A Certificate exceeds the Class A Invested
                 Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

               1 The total amount of the distribution:                                                    1.9461
               2 Amount of the distribution in respect of Class B monthly interest:                       1.9461
               3 Amount of the distribution in respect of Class B outstanding monthly interest:             0.00
               4 Amount of the distribution in respect of Class B additional interest:                      0.00
               5 Amount of the distribution in respect of Class B principal:                                0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

               1 The amount of reductions in Class B Invested Amount                                        0.00
               2 The amount of reductions in the Class B Invested Amount set forth in                       0.00
                 paragraph 1 above, per $1,000 original certificate principal amount:
               3 The total amount reimbursed in respect of such reductions                                  0.00
                 in the Class B Invested Amount:
               4 The total amount set forth in paragraph 3 above, per $1,000                                0.00
                 original certificate principal amount:
               5 The amount, if any, by which the outstanding principal balance                             0.00
                 of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                   PARTNERS FIRST CREDIT CARD MASTER TRUST
                                Series 1998-3

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

               1 Total amount distributed to the Collateral Interest Holder:                                 165,871.53
               2 Amount distributed in respect of Collateral Monthly Interest:                               165,871.53
               3 Amount distributed in respect of Collateral Additional Interest:                                  0.00
               4 The amount distributed to the Collateral Interest Holder in respect                               0.00
                 of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

               1 The amount of reductions in the Collateral Invested Amount.                                       0.00
               2 The total amount reimbursed in respect of such reductions in the                                  0.00
                 Collateral Invested Amount

J. Finance Charge Shortfall Amount/Reallocated Finance Charge Collections
               1 Finance Charge Collections Allocated to Series 1998-3                                    12,687,958.91
                 (incl. YSA, Res Draw & Int and PFA Proceeds)
               2 Full amount required to be paid pursuant to sections 4.5 and 4.7                          8,432,231.08
                 (excl. Spread Acct.)
               3 Spread Account Requirement per Loan Agreement                                                -5,505.17
               4 Finance Charge Shortfall                                                                          0.00
               5 Available for Other Excess Allocation Series                                              4,261,233.00

K. Application of Reallocated Investor Finance Charge Collections.

                                                            Available                    Due              Paid           Shortfall

               1 Allocated Class A Available Funds               8,932,323.07
                 a Reserve Account Release                               0.00
                 b PFA Investment Earnings                               0.00
                 c Class A Available Funds                       8,932,323.07

               2 Class A Available Funds                         8,932,323.07
                 a Class A Monthly Interest                                                   922,973.33     922,973.33       0.00
                 b Class A Servicing Fee                                                      880,000.00     880,000.00       0.00
                 c Class A Investor Default Amount                                          4,134,926.86   4,134,926.86       0.00
                 d Class A Excess                                2,994,422.88

               3 Class B Available Funds                         1,911,652.48
                 a Class B Monthly Interest                                                   219,910.56     219,910.56       0.00
                 b Class B Servicing Fee                                                      188,333.33     188,333.33       0.00
                 c Class B Excess                                1,503,408.58

               4 Collateral Available Funds                      1,133,457.66
                 a Collateral Servicing Fee                                                   111,666.67     111,666.67       0.00
                 b Collateral Excess                             1,021,791.00

               5 Class D Available Funds                           710,525.70
                 a Class D Servicing Fee                                                       70,000.00      70,000.00       0.00
                 b Class D Excess                                  640,525.70

               6 Total Excess Spread                             6,160,148.16

                   PARTNERS FIRST CREDIT CARD MASTER TRUST
                                Series 1998-3

L. Application of Excess Spread and Excess Finance Charge Collections

                                                            Available                      Due           Paid           Shortfall

                1 Available Excess Spread                        6,160,148.16
                2 Excess Fin Charge Coll                                 0.00
                    from Other Series
                3 Available Funds                                6,160,148.16
                4 Class A Required Amount
                  a Interest                                                                        0.00           0.00       0.00
                  b Servicing Fee                                                                   0.00           0.00       0.00
                  c Defaults                                                                        0.00           0.00       0.00
                5 Class A Charge Offs not
                    Previously Reimbursed                                                           0.00           0.00       0.00
               6a Class B Required Amount
                    in accordance with 4.5(b)(i)(ii)
                  a Interest                                                                        0.00           0.00       0.00
                  b Servicing Fee                                                                   0.00           0.00       0.00
               6b Class B Default Amount                                                      884,937.00     884,937.00       0.00
                7 Reductions in Class B not
                    previously reimbursed                                                           0.00           0.00       0.00
                8 Monthly Servicing Fee Shortfalls                                                  0.00           0.00       0.00
                9 Collateral Monthly Interest                                                 165,871.53     165,871.53       0.00
               10 Collateral Default Amount                                                   524,697.16     524,697.16       0.00
               11 Reductions in CIA not
                    previously reimbursed                                                           0.00           0.00       0.00
               12 Reserve Account Deposit                                                           0.00           0.00       0.00
               13 Class D Monthly Interest                                                          0.00           0.00       0.00
               14 Class D Default Amount                                                      328,914.64     328,914.64       0.00
               15 Reductions in Class D not
                    previously reimbursed                                                           0.00           0.00       0.00
               16 Other CIA Amounts Owed                                                            0.00           0.00       0.00
               17 Excess Fin Coll for Other Series                                                  0.00           0.00       0.00
               18 Excess Spread (after reallocation)             4,255,727.83
               19 Writedowns
                                                             Total             Redirected Principal       Charge-Offs
                         a Class A                                       0.00                       0.00          0.00
                         in respect of A                                                                          0.00
                         b Class B                                       0.00                       0.00          0.00
                         in respect of A                                                                          0.00
                         in respect of B                                                                          0.00
                         c CIA                                           0.00                       0.00          0.00
                         in respect of A                                                                          0.00
                         in respect of B                                                                          0.00
                         in respect of CIA                                                                        0.00
                         d Class D                                       0.00                       0.00          0.00
                         in respect of A                                                                          0.00
                         in respect of B                                                                          0.00
                         in respect of CIA                                                                        0.00
                         in respect of D                                                                          0.00

M. Application of Redirected Principal Collections

                                                            Available                      Due           Paid           Shortfall
               1 Redirected Principal Collections               20,374,097.40
               2 Class A Required Amount
                 a Interest                                                                         0.00          0.00        0.00
                 b Servicing Fee                                                                    0.00          0.00        0.00
                 c Defaults                                                                         0.00          0.00        0.00
               3 Class B Required Amount
                 a Interest                                                                         0.00          0.00        0.00
                 b Servicing Fee                                                                    0.00          0.00        0.00
                 c Defaults                                                                         0.00          0.00        0.00
               4 Collateral Required Amount
                 a Interest                                                                         0.00          0.00        0.00
               b Servicing Fee                                                                      0.00          0.00        0.00
                 c Defaults                                                                         0.00          0.00        0.00
               5 Available for Available Principal Collections  20,374,097.40

N.  Principal Shortfall Amount/Shared Principal Collections

               1 Principal Allocation % of the Series 1998-3 Allocable Principal Collections              68,831,410.15
               2 Other amounts treated as Principal Collections per Section 4.5 & 4.7                      5,873,475.66
               3 Full amount required to be distributed pursuant to Section 4.5                                    0.00
               4 Principal required to fund the Required Amount per Section 4.8                                    0.00
               5 Principal Shortfall                                                                               0.00
               6 Available for Shared Principal Collections                                               74,704,885.81

                   PARTNERS FIRST CREDIT CARD MASTER TRUST
                                Series 1998-3

O. Available Principal Collections
                1 Available Principal Collections (per the definition thereof)             74,704,885.81
                2 Principal Collections allocation to other Principal Sharing Series                0.00
                3 Available Principal Collections (after Sharing)                          74,704,885.81

P. Application of Principal Collections during Revolving Period

                1 Available Principal Collections                                          74,704,885.81

                2 Collateral Invested Amount                                               67,000,000.00
                3 Required Collateral Invested Amount                                      67,000,000.00
                4 Amount used to pay Excess CIA                                                     0.00

                5 Available Principal Collections                                          74,704,885.81
                6 Class D                                                                  42,000,000.00
                7 Required Class D                                                         42,000,000.00
                8 Amount used to pay Excess Class D                                                 0.00

Q. Application of Principal Collections during the Accumulation Period

                1 Available Principal Collections                                                   0.00
                2 Controlled Deposit Amount                                                         0.00
                3 Class A Adjusted Invested Amount + Class B Adjusted Invested Amount               0.00
                4 Principal Funding Account Deposit (minimum of items 1, 2 & 3 above)               0.00
                5 Required Enhancement Amount                                                      $0.00

                6 Remaining Principal Collections Available                                         0.00
                7 Remaining Collateral Invested Amount                                              0.00
                8 Collateral Monthly Principal (Principal paid to CIA) (min of items a & b & 7)     0.00
                         a Excess of CIA and Class D over Required Enhancement                      0.00
                         b Excess of Available Principal Collections over PFA deposit               0.00

                9 Remaining Principal Collections Available                                         0.00
                10 Remaining Class D Amount                                                         0.00
                11 Principal Paid to Class D (limited by Required Enhancement Amount)               0.00

                   PARTNERS FIRST CREDIT CARD MASTER TRUST
                                Series 1998-3

R. Application of Principal Collections during Early Amortization Period

                1 Available Principal Collections                                                   0.00
                         a Remaining Class A Adjusted Invested Amount                               0.00
                         b Principal Paid to Class A - Current Period's Collections                 0.00
                         c Principal Paid to Class A - PFA per 5.1                                  0.00
                         d Total Principal Paid to Class A                                          0.00

                2 Remaining Principal Collections Available                                         0.00
                         a Remaining Class B Adjusted Invested Amount                               0.00
                         b Principal Paid to Class B - Current Period's Collections                 0.00
                         c Principal Paid to Class B - PFA per 5.1                                  0.00
                         d Total Principal Paid to Class B                                          0.00

                3 Remaining Principal Collections Available                                         0.00
                         a Remaining Collateral Invested Amount                                     0.00
                         b Principal Paid to CIA                                                    0.00

               4 Remaining Principal Collections Available                                          0.00
                         a Remaining Class D Amount                                                 0.00
                         b Principal Paid to Class D                                                0.00

S. Yield and Base Rate

                1 Base Rate
                         a Current Monthly Period                                                  4.03%
                         b Prior Monthly Period                                                    3.98%
                         c Second Prior Monthly Period                                             3.95%

                  Three Month Average Base Rate                                                                   3.98%

                2 Series Adjusted Portfolio Yield
                         a Current Monthly Period                                                 10.90%
                         b Prior Monthly Period                                                    8.08%
                         c Second Prior Monthly Period                                             8.59%

                  Three Month Average Series Adjusted Portfolio Yield                                             9.19%

                3 Excess Spread
                         a Current Monthly Period                                                  6.88%
                         b Prior Monthly Period                                                    4.10%
                         c Second Prior Monthly Period                                             4.64%

                  Three Month Average Excess Spread                                                               5.21%